UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT TO

SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): May 17, 2016 (May 15, 2016)

MEMORIAL RESOURCE DEVELOPMENT CORP.

(Exact Name of Registrant as Specified in Charter)

Delaware	001-36490	46-4710769
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

500 Dallas Street, Suite 1800 Houston, Texas		77002
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code: (713) 588-8300

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.	Entry into a Material Definitive Agreement.

On May 15, 2016, Memorial Resource Development Corp. (the “Company” or “MRD”) entered into an Agreement and Plan of Merger (the “Merger Agreement”) with Range Resources Corporation, a Delaware corporation (“Range”), and Medina Merger Sub, Inc., a Delaware corporation and wholly owned subsidiary of Range (“Merger Sub”), pursuant to which Range will acquire MRD in exchange for shares of Range common stock, par value $0.01 per share (“Range Common Stock”). The Merger Agreement provides that, upon the terms and subject to the conditions set forth therein, Merger Sub will be merged with and into MRD, with MRD continuing as the surviving entity and a wholly owned subsidiary of Range (the “Merger”).

Under the terms of the Merger Agreement, each issued and outstanding share of MRD common stock, par value $0.01 per share (“MRD Common Stock”), other than certain shares held by MRD, Range, Merger Sub and any of their respective wholly owned subsidiaries, will be converted into the right to receive 0.375 of a share of Range Common Stock (the “Merger Consideration”). Immediately prior to the effective time of the Merger, each outstanding share of restricted MRD Common Stock shall become fully vested and the restrictions applicable thereto shall immediately lapse, and at the effective time of the Merger, shall be converted into the right to receive the Merger Consideration.

The completion of the Merger is subject to satisfaction or waiver of closing conditions, including (1) the adoption of the Merger Agreement by MRD stockholders, (2) the approval of the issuance of Range Common Stock in connection with the Merger (the “Range Stock Issuance”) by Range stockholders, (3) the effectiveness of the registration statement on Form S-4 pursuant to which the shares of Range Common Stock issuable in the Merger are registered with the Securities and Exchange Commission (the “SEC”), (4) the authorization for listing of Range Common Stock issuable as the Merger Consideration on the New York Stock Exchange, (5) there being no law or injunction prohibiting the consummation of the Merger, (6) subject to specified materiality standards, the accuracy of the representations and warranties of the other party, (7) compliance by the other party in all material respects with its covenants, (8) the consummation of MRD’s previously announced sale of Memorial Production Partners GP LLC to Memorial Production Partners LP and (9) other customary conditions such as expiration of the waiting period under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended (the “HSR Act”).

The Merger Agreement contains customary representations and warranties from both MRD and Range, and each party has agreed to customary covenants, including, among others, covenants relating to (1) the conduct of its business during the interim period between the execution of the Merger Agreement and the effective time of the Merger, (2) the obligation to use reasonable best efforts to cause the Merger to be consummated and to obtain expiration of the waiting period under the HSR Act, subject to certain exceptions, (3) the obligation of MRD to call a meeting of its stockholders to approve the Merger Agreement and, subject to certain exceptions, to recommend that its stockholders approve the Merger Agreement and the Merger and (4) the obligation of Range to call a meeting of its stockholders to approve the Range Stock Issuance and, subject to certain exceptions, to recommend that its stockholders approve the Range Stock Issuance. The Merger Agreement also prohibits MRD from soliciting alternative acquisition proposals, subject to certain exceptions.

The Merger Agreement contains certain termination rights for both MRD and Range including a right to terminate the Merger Agreement for a superior proposal following compliance with certain procedures and payment of a termination fee. Upon termination of the Merger Agreement, under certain circumstances, either party may be required to make an expense reimbursement payment of $25,000,000 to the other party. In certain other circumstances, MRD may be required to pay Range a termination fee equal to $75,000,000, or Range may be required to pay MRD a termination fee equal to $125,000,000 or $300,000,000. In no event will either party be entitled to receive more than one expense reimbursement payment and one termination fee. In addition to the termination fees described above, each party remains liable to the other for any additional damages if such party commits an intentional and material breach of a covenant, agreement or obligation under the Merger Agreement.

In addition, prior to the effective time of the Merger, Range shall take all necessary corporate action (a) so that upon and after the effective time of the Merger, the size of the board of directors of Range (the “Range Board”) is increased by one member and (b) to appoint to the board of directors of Range one member of the existing board of directors of MRD (the “MRD Board”) who has been designated by the existing MRD Board, subject to consent by the Governance and Nominating Committee of the Range Board, to fill the vacancies on the Range Board created by such increase.

The summary of the Merger Agreement in this Current Report on Form 8-K does not purport to be complete and is qualified by reference to the full text of the Merger Agreement, which is filed as Exhibit 2.1 hereto and incorporated by reference herein.

Voting Agreement

On May 15, 2016, MRD Holdco LLC (“Holdco”), Jay Graham, our chief executive officer, WHR Incentive LLC, a limited liability company beneficially owned by Jay Graham and Anthony Bahr (“WHR”), and Anthony Bahr (collectively, the “Key MRD Stockholders”) entered into a Voting and Support Agreement (the “Voting Agreement”) with Range with respect to the Merger Agreement. The Voting Agreement restricts the Key MRD Stockholders from selling MRD Common Stock owned by such Key MRD Stockholders until the earlier of the termination of the Merger Agreement or the consummation of the Merger, except that immediately after the approval of the Merger Agreement and the Merger by MRD stockholders, Holdco may distribute any or all of its MRD Common Stock to Natural Gas Partners VIII, L.P. (“NGP VIII”), Natural Gas Partners IX, L.P. (“NGP IX”) and NGP IX Offshore Holdings, L.P. (“NGP IX Offshore” and, together with NGP VIII and NGP IX, the “NGP Funds”) and the holders of Holdco’s incentive units, and the NGP Funds may distribute any or all such MRD Common Stock to their respective partners. Upon such distribution, the Voting Agreement shall no longer apply to any MRD Common Stock distributed to any person pursuant to such distribution, other than Messrs. Graham and Bahr, WHR and any person that received such distribution solely in its capacity as a general partner of one of the NGP Funds.

The Voting Agreement generally requires that each of the Key MRD Stockholders vote or cause to be voted all MRD Common Stock owned by such Key MRD Stockholder in favor of the Merger Agreement and against alternative transactions. The Voting Agreement also prohibits the Key MRD Stockholders from soliciting alternative acquisition proposals, subject to certain exceptions. The Voting Agreement further prohibits certain sales, transfers and dispositions of Range Common Stock received by the Key MRD Stockholders as Merger Consideration for 90 days following the closing date of the Merger.

Except in certain circumstances, the Voting Agreement will terminate upon the earliest to occur of (a) the consummation of the Merger, (b) the termination of the Merger Agreement pursuant to and in compliance with its terms and (c) a change of recommendation by the MRD Board.

The Voting Agreement contains certain standstill provisions to which the Key MRD Stockholders are subject. Among other things, these provisions, subject in each case to exceptions specified in the Voting Agreement, place restrictions on the Key MRD Stockholders’ ability to acquire additional Range Common Stock, propose certain transactions involving Range and take certain actions to influence the management of Range for one year following the effective time of the Merger.

The Voting Agreement also includes a grant by Holdco to Messrs. Bahr and Graham and WHR of an irrevocable limited waiver (the “Holdco Voting Agreement Waiver”) of certain provisions of the existing voting agreement among the Key MRD Stockholders and the Company dated June 18, 2014 to allow Messrs. Bahr and Graham and WHR to comply with obligations under the Voting Agreement discussed above. The Holdco Voting Agreement Waiver will be effective until the date that Messrs. Bahr and Graham and WHR have no further obligations under the Voting Agreement.

The summary of the Voting Agreement in this Current Report on Form 8-K does not purport to be complete and is qualified by reference to the full text of the Voting Agreement, which is filed as Exhibit 2.2 hereto and incorporated by reference herein.

The Merger Agreement and the Voting Agreement and the above descriptions have been included to provide investors and security holders with information regarding the terms of the Merger Agreement and the Voting Agreement. They are not intended to provide any other factual information about MRD, Range or their respective subsidiaries, affiliates or equity holders. The representations, warranties and covenants contained in the Merger Agreement and the Voting Agreement were made only for purposes of those agreements and as of specific dates; were solely for the benefit of the respective parties to such agreements; and may be subject to limitations agreed upon by the parties, including being qualified by confidential disclosures made by each party to the other for the purposes of allocating contractual risk between them that differ from those applicable to investors. Investors should be aware that the representations, warranties and covenants or any description thereof may not reflect the actual state of facts or condition of MRD, Range or any of their respective subsidiaries, affiliates, businesses, or equity holders. Moreover, information concerning the subject matter of the representations, warranties and covenants may change after the date of the Merger Agreement and the Voting Agreement, which subsequent information may or may not be fully reflected in public disclosures by MRD or Range. Accordingly, investors should read the representations and warranties in the Merger Agreement and the Voting Agreement not in isolation but only in conjunction with the other information about MRD, Range and their respective parents, affiliates and subsidiaries that the respective companies include in reports, statements and other filings they make with the SEC.

Item 5.01.	Changes in Control of Registrant.

The information provided in Item 1.01 of this Current Report on Form 8-K is incorporated herein by reference.

Additional Information about the Proposed Transactions

This communication does not constitute an offer to buy or sell or the solicitation of an offer to buy or sell any securities or a solicitation of any vote or approval. This communication relates to a proposed business combination between Range and MRD.

In connection with the proposed transaction, Range intends to file with the SEC a registration statement on Form S-4 that will include a joint proxy statement of Range and MRD that also constitutes a prospectus of Range. Each of Range and MRD also plan to file other relevant documents with the SEC regarding the proposed transactions. No offering of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the U.S. Securities Act of 1933, as amended. Any definitive joint proxy statement/prospectus(es) for Range and/or MRD (if and when available) will be mailed to shareholders of Range and/or MRD, as applicable.

INVESTORS AND SECURITY HOLDERS OF RANGE AND MRD ARE URGED TO READ THE PROXY STATEMENT(S), REGISTRATION STATEMENT(S), PROXY STATEMENT/PROSPECTUS AND OTHER DOCUMENTS THAT MAY BE FILED WITH THE SEC CAREFULLY AND IN THEIR ENTIRETY IF AND WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION.

Investors and security holders will be able to obtain free copies of these documents (if and when available) and other documents containing important information about Range and MRD, once such documents are filed with the SEC through the website maintained by the SEC at http://www.sec.gov. Copies of the documents filed with the SEC by Range will be available free of charge on Range’s internet website at http://www.rangeresources.com or by contacting Range’s Investor Relations Department by email at lsando@rangeresources.com, damend@rangeresources.com, mfreeman@rangeresources.com, or by phone at 817-869-4267. Copies of the documents filed with the SEC by MRD will be available free of charge on MRD’s internet website at http://www.memorialrd.com or by phone at 713-588-8339.

Participants in the Solicitation

Range, MRD and certain of their respective directors and executive officers may be deemed to be participants in the solicitation of proxies in respect of the proposed transaction. Information about the directors and executive officers of MRD is set forth in MRD’s proxy statement for its 2016 annual meeting of shareholders, which was filed with the SEC on April 1, 2016. Information about the directors and executive officers of Range is set forth in its proxy statement for its 2016 annual meeting of shareholders, which was filed with the SEC on April 14, 2016. These documents can be obtained free of charge from the sources indicated above.

Other information regarding the participants in the proxy solicitations and a description of their direct and indirect interests, by security holdings or otherwise, will be contained in the joint proxy statement/prospectus and other relevant materials to be filed with the SEC when such materials become available. Investors should read the joint proxy statement/prospectus carefully when it becomes available before making any voting or investment decisions. You may obtain free copies of these documents from Range or MRD using the sources indicated above.

Cautionary Statement Regarding Forward-Looking Information

This communication contains certain “forward-looking statements” within the meaning of federal securities laws, including within the meaning of the safe harbor provisions of the Private Securities Litigation Reform Act of 1995 that are not limited to historical facts, but reflect Range’s and MRD’s current beliefs, expectations or intentions regarding future events. Words such as “may,” “will,” “could,” “should,” “expect,” ““plan,” “project,” “intend,” “anticipate,” “believe,” “estimate,” “predict,” “potential,” “pursue,” “target,” “continue,” and similar expressions are intended to identify such forward-looking statements. The statements in this communication that are not historical statements, including statements regarding the expected timetable for completing the proposed transaction, benefits and synergies of the proposed transaction, costs and other anticipated financial impacts of the proposed transaction; the combined company’s plans, objectives, future opportunities for the combined company and products, future financial performance and operating results and any other statements regarding Range’s and MRD’s future expectations, beliefs, plans, objectives, financial conditions, assumptions or future events or performance that are not historical facts, are forward-looking statements within the meaning of the federal securities laws.

These statements are subject to numerous risks and uncertainties, many of which are beyond Range’s or MRD’s control, which could cause actual results to differ materially from the results expressed or implied by the statements. These risks and uncertainties include, but are not limited to: failure to obtain the required votes of Range’s or MRD’s shareholders; the timing to consummate the proposed transaction; satisfaction of the conditions to closing of the proposed transaction or that the closing of the proposed transaction otherwise does not occur; the risk that a regulatory approval that may be required for the proposed transaction is not obtained or is obtained subject to conditions that are not anticipated; the diversion of management time on transaction-related issues; the ultimate timing, outcome and results of integrating the operations of Range and MRD; the effects of the business combination of Range and MRD, including the combined company’s future financial condition, results of operations, strategy and plans; potential adverse reactions or changes to business relationships resulting from the announcement or completion of the proposed transaction; expected synergies and other benefits from the proposed transaction and the ability of Range to realize such synergies and other benefits; expectations regarding regulatory approval of the transaction; results of litigation, settlements and investigations; actions by third parties, including governmental agencies; changes in the demand for or price of oil and/or natural gas can be significantly impacted by weakness in the worldwide economy; consequences of audits and investigations by government agencies and legislative bodies and related publicity and potential adverse proceedings by such agencies; compliance with environmental laws; changes in government regulations and regulatory requirements, particularly those related to oil and natural gas exploration; compliance with laws related to income taxes and assumptions regarding the generation of future taxable income; weather-related issues; changes in capital spending by customers; delays or failures by customers to make payments owed to us; impairment of oil and natural gas properties; structural changes in the oil and natural gas industry; and maintaining a highly skilled workforce.

Range’s and MRD’s respective reports on Form 10-K for the year ended December 31, 2015, Form 10-Q for the quarter ended March 31, 2016, recent Current Reports on Form 8-K, and other SEC filings discuss some of the important risk factors identified that may affect these factors and Range’s and MRD’s respective business, results of operations and financial condition. Range and MRD undertake no obligation to revise or update publicly any forward-looking statements for any reason. Readers are cautioned not to place undue reliance on these forward-looking statements that speak only as of the date hereof.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits

2.1	Agreement and Plan of Merger, dated as of May 15, 2016, by and among Range, Merger Sub and MRD.*

2.2	Voting and Support Agreement, dated as of May 15, 2016, by and among MRD Holdco LLC, Jay Graham, WHR Incentive LLC, Anthony Bahr and Range.

*	Schedules have been omitted pursuant to Item 601(b)(2) of Regulation S-K. MRD hereby undertakes to furnish supplemental copies of any of the omitted schedules upon request by the U.S. Securities and Exchange Commission.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MEMORIAL RESOURCE DEVELOPMENT CORP.

Date: May 17, 2016	By:	/s/ Kyle N. Roane
Kyle N. Roane
Senior Vice President, General Counsel & Corporate Secretary

Exhibit Index

(d) Exhibits

2.1	Agreement and Plan of Merger, dated as of May 15, 2016, by and among Range, Merger Sub and MRD.*

2.2	Voting and Support Agreement, dated as of May 15, 2016, by and among MRD Holdco LLC, Jay Graham, WHR Incentive LLC, Anthony Bahr and Range.

*	Schedules have been omitted pursuant to Item 601(b)(2) of Regulation S-K. MRD hereby undertakes to furnish supplemental copies of any of the omitted schedules upon request by the U.S. Securities and Exchange Commission.